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                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549







                                  FORM 8-K

                               Current Report
      PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: September 30, 2001



                          Commission file number 0-29172

                           ProMedCo Management Company

                 (Exact name of Registrant as specified in its charter)



                 Delaware                                   75-2529809
      (State or other jurisdiction of                    (I.R.S. Employer
      incorporation or organization)                  Identification Number)


        1200 Summit Ave. Suite 502
             Fort Worth, Texas                                 76102
 (Address of principal executive offices)                   (Zip Code)

                                    (817) 335-5035
                (Registrant's telephone number, including area code)


                          (Former address since last report)







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Item 5.           Other Events

         On April 4, 2001, ProMedCo Management Company, a Delaware corporation (the "Company"), filed a voluntary petition for protection under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Northern District of Texas (the "Bankruptcy Court").

         Pursuant to Bankruptcy Rule 2015 and the United States Trustee's Operating Guidelines and Reporting Requirements for Chapter 11 cases, the Company is obligated to file monthly operating reports with the Bankruptcy Court. The Company's unconsolidated, unaudited monthly operating report dated August 31, 2001 is filed as Exhibit 99.1 hereto.

         On August 1, 2001 the Securities and Exchange Commission served the Company with a subpoena issued in connection with an investigation of the Company being conducted by the Commission. The investigation appears to relate primarily to the Company's disclosures concerning its ability to borrow under its bank credit agreement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

Exhibit No.                        Description

99.2             Unconsolidated, Unaudited Monthly Operating Report dated
                 September 30, 2001.




                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    September 22, 2001                  ProMedCo Management Company




                                              By: /s/ Charles McQueary
                                              Name: Charles McQueary
                                              Title:   Chief Executive Officer


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                                    Exhibit Index


Exhibit No.                       Exhibit

99.2                       Unconsolidated, Unaudited Monthly Operating
                           Report dated September 30, 2001.